                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 25, 2001

                               THE AES CORPORATION
             (exact name of registrant as specified in its charter)

       DELAWARE                     0-19281                   54-1163725
(State of Incorporation)      (Commission File No.)     (IRS Employer ID No.)

                       1001 North 19th Street, Suite 2000
                            Arlington, Virginia 22209
          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:
                                 (703) 522-1315

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)

Item 9.  Regulation FD Disclosure

         On October 25, 2001, The AES Corporation issued its press release for the third quarter of 2001, which is presented below and incorporated herein by reference.



                              FOR IMMEDIATE RELEASE

            AES REPORTS EARNINGS OF $0.27 PER SHARE FOR THE QUARTER,
                            FROM RECURRING OPERATIONS

        AES ANNOUNCES EARNINGS GUIDANCE OF $1.50-1.65 PER SHARE FOR 2002

ARLINGTON, VA, OCTOBER 25, 2001 --The AES Corporation (NYSE: AES) announced today that net income, before deducting the non-cash foreign currency transaction losses at Brazilian affiliates, the mark-to-market losses from FAS 133, and the nonrecurring severance costs recorded in conjunction with the IPALCO pooling of interests transaction, was $147 million for the quarter ended September 30, 2001. Diluted earnings per share, excluding the non-cash transaction and mark-to-market losses and the nonrecurring severance costs, were $0.27 for the quarter. Net income, after all charges, was $3 million for the quarter. Revenues for the quarter were $2.3 billion, an increase of 14% from the third quarter of 2000. As a result of the pooling transaction, the results of operations of AES for the periods ended September 30, 2000 have been restated to include IPALCO.

For the nine months ended September 30, 2001, net income excluding the non-cash transaction and mark-to-market losses and nonrecurring items, was $541 million or $1.00 per fully diluted share. Revenues increased 29% for the nine months ended September 30, 2001 to $7.0 billion.

AES also narrowed its earnings estimate from recurring operations for the year ending December 31, 2001 to a range of $1.25 to $1.35 per share. The updated expectation continues to exclude certain charges, including restructuring charges related to the IPALCO merger, any gains or losses arising from the application of Financial Accounting Standards Board (FASB) Statement 133, any potential charges that may result from divestiture or discontinuance of certain businesses and foreign currency transaction losses on U.S. dollar denominated debt in Brazil.

Barry Sharp, Chief Financial Officer, commented "This was a difficult quarter for AES due particularly to the combined effects of energy rationing and the continued devaluation of the Real on operating results of our Brazilian businesses as well as the continued low market prices for wholesale electricity in the UK. Several businesses in our global portfolio exceeded our expectations this quarter including Ipalco in Indianapolis, EDC in Venezuela, Placerita in California, Haripur in Bangladesh, Eden and Edes in Argentina and NewEnergy serving commercial and industrial electricity customers in several US markets. We were also encouraged by the contribution from several of our recently acquired businesses, including Sonel and Ebute in Africa and the US power plants acquired in the Thermo Ecotek acquisition."

Dennis W. Bakke, President and Chief Executive Officer, stated, "In the last few weeks, the people of AES have explored all elements of our business and we have embarked on a number of initiatives and changes. Some of those initiatives, as well as some things we will not change, are as follows:

     o We will stick to our core electricity generation and distribution businesses and take advantage of the global restructuring of the electric sector that provides opportunities for growth;

     o    We will remain focused as an operating company of electric businesses;

     o All AES groups and their businesses will focus on cost-reduction and revenue enhancement opportunities; a company wide task force has been established to coordinate actions taken and share ideas and analysis;

     o We are looking at divesting businesses where long term viability for AES is poor;

     o We will explore new businesses with higher early year returns and less need for corporate debt and equity; and

     o    We will find new ways of explaining our business more clearly."

AES's Expectations for 2002

The following information constitutes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. The statements are not intended to be a guarantee of performance, but instead constitute AES's current expectation based on reasonable assumptions. Actual events and results may differ materially from those projected. In addition to those listed below, important factors that could affect actual results are discussed in AES's filings with the Securities and Exchange Commission, and readers are encouraged to read those filings to learn more about the risk factors associated with AES's businesses.

AES expects earnings per share for 2002 to be in the range of $1.50 to $1.65 per share. This expectation excludes any potential adjustments or charges discussed earlier. In addition, this expectation assumes an average exchange rate between the Brazilian Real and the U.S. $ of 2.90 to 1 for the year. Other significant business factors that could cause AES's 2002 earnings to vary from the range of $1.50 to $1.65 include but are not limited to the potential impacts of additional or prolonged energy rationing in Brazil, changes in the selling prices for electricity at AES's generation businesses subject to short-term wholesale market prices, particularly in the UK and the northeastern region of the U.S., the effects of a significant or adverse change in the economic conditions in Argentina and the effects of delays in completion of new "greenfield"power plants currently under construction and anticipated to enter commercial operation during 2002.

Business development milestones in 2001 include the following:

o In October, a subsidiary of AES completed the $250 million multilateral credit financing for its gas-to-electricity project Songo

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     Songo in Tanzania.

o In October, a subsidiary of AES secured the financing for its $285 million, 730 MW gas-fired facility Wolf Hollow in Granbury, Texas.

o In September, AES closed on the sale of related interests in the Argentine hydroelectric facility Hidronequen to Total Austral S.A.

o In August, AES together with its 87% owned subsidiary, Corporacion EDC, C.A., announced their intention to make cash tender offers in the United States and Venezuela to acquire American Depositary Shares and Class D Shares of CANTV.

o In August, a subsidiary of AES entered into an agreement to purchase all of PSEG Global's interests in five jointly held businesses in Argentina.

o In August, a subsidiary of AES announced that it intends to launch a cash tender offer to acquire all of the outstanding loan participation certificates of Edelnor.

o In July, a subsidiary of AES completed the final phase of its acquisition of the energy assets of Thermo Ecotek Corporation.

o In July, a subsidiary of AES signed agreements to acquire a 56% interest in SONEL, an integrated electricity utility in Cameroon.

o In July, a subsidiary of AES acquired a majority of the energy assets of Thermo Ecotek Corporation.

o In June, AES signed a definitive agreement to sell the customers and related assets of AES Power Direct.

o In June, a subsidiary of AES secured the financing for its $104 million, 163 MW combined cycle diesel-fired power plant in Sri Lanka.

o In June, AES announced that its AES-3C Maritza East 1 project in Bulgaria signed two key contracts with NEK and Maritza East Mines.

o In May, AES was awarded the Ras Laffan 750 MW and 40 million imperial gallons of water per day natural gas-fired, combined-cycle cogeneration power and water desalination project in the State of Qatar.

o In May, AES announced that it received certification from the California Energy Commission and is set to commence construction on the refurbishment of two retired gas-fired units 3 & 4 at Huntington Beach, California.

o In May, a subsidiary of AES signed a strategic alliance agreement with COTEL, the largest local telephone carrier in Bolivia.

o In May, a subsidiary of AES secured the financing for its, $348.6 million, 427 MW Barka facility in Oman.

o In May AES announced that it won a bid for approximately $23.2 million to purchase a 75% controlling interest in Rivenoblenergo, the distribution company that serves the Rivno region, which is about 200 kms from Kiev, the capital city of Ukraine.

o In April, AES announced that it won a bid for approximately $45.9 million to purchase a 75% controlling interest in Kievoblenergo the distribution company that serves the region that surrounds Kiev, the capital city of Ukraine.

o In April, a subsidiary of AES signed agreements for the financing of its $300 million, 450 MW combined cycle gas-fired Meghnaghat power plant in Bangladesh.

o In April, a subsidiary of AES completed a $180 million financing for its 360 MW gas-fired combined cycle facility Haripur in Bangladesh.

o In April, AES announced the completion of its acquisition of IPALCO in Indiana.

o In March, a subsidiary of AES secured the financing for the 720 MW gas-fired Granite Ridge project in New Hampshire.

o In March, a subsidiary of AES acquired from EniChem SpA an oil-fired 140MW cogeneration facility in the town of Ottana, which is in the province of Nuoro, Sardinia, Italy.

o In February, a subsidiary of AES entered an agreement to purchase all of the energy assets of Thermo Ecotek Corporation, a wholly owned subsidiary of Thermo Electron Corporation of Waltham, Massachusetts for $195 million.

o In January, AES announced the start of construction of the $300 million AES Wolf Hollow power plant at a site in Granbury, Texas.

o In January, a subsidiary of AES acquired a majority interest in a 290MW barge-mounted natural-gas-fired electric generating business in Lagos, Nigeria.

o In January, AES Huntington Beach submitted a proposal to the California Energy Commission to restart two retired gas-fired units that will add an additional 450 megawatts of generation in the electricity-strapped state of California.

o In January, AES announced the purchase of an additional 39% ownership interest in Hidroelectrica Alicura, a 1000 MW hydro plant in Argentina.

o In January, AES announced that it had successfully completed its offer to exchange all American Depositary Shares of Gener S.A. for AES common stock.

This information will be discussed on a conference call to be held on Thursday, October 25, 2001 at 5:00 pm (Eastern). If you are interested in participating in the conference call, the number to dial is (212) 346 0100 and the reservation number is 19695620. A live webcast of the call will also be available online at HTTP://WWW.AESC.COM/INVESTOR/WEBCASTS.CFM and HTTP://WWW.STREETEVENTS.COM.

AES is a leading global power company comprised of competitive generation, distribution and retail supply businesses in Argentina, Australia, Bangladesh, Brazil, Cameroon, Canada, Chile, China, Colombia, Czech. Republic, Dominican Republic, El Salvador, Georgia, Germany, Hungary, India, Italy, Kazakhstan, the Netherlands, Nigeria, Mexico, Oman, Pakistan, Panama, Sri Lanka, Ukraine, the United Kingdom, the United States and Venezuela.

The company's generating assets include interests in one hundred and eighty facilities totaling over 60 gigawatts of capacity. AES's electricity distribution network has over 946,000 km of conductor and associated rights of way and sells over 135,000 gigawatt hours per year to over 19 million end-use customers. In addition, through its various retail electricity supply businesses, the company sells electricity to over 154,000 end-use customers.

AES is dedicated to providing electricity worldwide in a socially responsible way.

This news release may include forward-looking statements. Actual events and results may differ materially from those projected. Factors that could affect actual results are discussed in AES's filings with the Securities and Exchange Commission, and readers are encouraged to read those filings to learn more about the risk factors associated with AES's businesses.

                                    * * * * *

For more general information visit our web site at www.aesc.com or contact investor relations at investing@aesc.com. The list aes-pr-announce is an automated mailing list and can be found on the investing page of our web site. Those who subscribe to this list will receive updates when AES issues a press release.

THE AES CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED SEPTEMBER 30, 2001 AND 2000

----------------------------------------------------------------------------------------------------------------
                                                                        QUARTER                  QUARTER
                                                                         ENDED                    ENDED
($ in millions, except per share amounts)                              9/30/2001                9/30/2000
----------------------------------------------------------------------------------------------------------------
REVENUES:
Sales and services                                                        $ 2,268                $ 1,995

OPERATING COSTS AND EXPENSES:
Cost of sales and services                                                  1,762                  1,475
Selling, general and administrative expenses                                   19                     21
                                                                          -------                -------

TOTAL OPERATING COSTS AND EXPENSES                                          1,781                  1,496
                                                                          -------                -------

OPERATING INCOME                                                              487                    499

OTHER INCOME AND (EXPENSE):
Interest expense, net                                                        (403)                  (339)
Other income (expense)                                                        (11)                     9
Equity in earnings (loss) of affiliates (before income tax)                   (23)                   102
Nonrecurring severance and transaction costs                                  (37)                  --
                                                                          -------                -------

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                               13                    271

Income tax provision                                                            2                     75
Minority interest                                                               8                     32
                                                                          -------                -------

NET INCOME                                                                $     3                $   164
                                                                          =======                =======

DILUTED EARNINGS PER SHARE:                                               $  0.01                $  0.32
                                                                          =======                =======

Diluted weighted average shares outstanding (in millions)                     537                    523
                                                                          =======                =======


THE AES CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED SEPTEMBER 30, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------
                                                                          NINE MONTHS             NINE MONTHS
                                                                             ENDED                   ENDED
($ in millions, except per share amounts)                                  9/30/2001               9/30/2000
------------------------------------------------------------------------------------------------------------------
REVENUES:
Sales and services                                                           $ 7,028                $ 5,442

OPERATING COSTS AND EXPENSES:
Cost of sales and services                                                     5,437                  4,053
Selling, general and administrative expenses                                      87                     69
                                                                             -------                -------

TOTAL OPERATING COSTS AND EXPENSES                                             5,524                  4,122
                                                                             -------                -------

OPERATING INCOME                                                               1,504                  1,320

OTHER INCOME AND (EXPENSE):
Interest expense, net                                                         (1,077)                  (864)
Other income                                                                      17                     26
Equity in earnings of affiliates (before income tax)                             126                    319
Gain on sale of investment                                                      --                      112
Loss on sale of Power Direct                                                     (31)                  --
Nonrecurring severance and transaction costs                                    (131)                  --
                                                                             -------                -------

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                                 408                    913

Income tax provision                                                             120                    268
Minority interest                                                                 67                     67
                                                                             -------                -------

INCOME BEFORE EXTRAORDINARY ITEM                                                 221                    578

Extraordinary item, net of tax -
  Early extinguishment of debt                                                  --                       (7)
                                                                             -------                -------

NET INCOME                                                                   $   221                $   571
                                                                             =======                =======

DILUTED EARNINGS PER SHARE:
Before extraordinary item                                                    $  0.41                $  1.17
Extraordinary item                                                              --                    (0.01)
                                                                             -------                -------
Total                                                                        $  0.41                $  1.16
                                                                             =======                =======

Diluted weighted average shares outstanding (in millions)                        538                    509
                                                                             =======                =======


THE AES CORPORATION  ---  SUPPLEMENTAL SCHEDULE (1)

CONSOLIDATED SCHEDULE
(Excluding Brazilian affiliates foreign currency effects, effects of FAS No. 133, nonrecurring and extraordinary items)(1)
FOR THE PERIODS ENDED SEPTEMBER 30, 2001 AND 2000

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      QUARTER                     QUARTER
                                                                                       ENDED                       ENDED
($ in millions, except per share amounts)                                            9/30/2001                   9/30/2000
---------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Sales and services                                                                    $ 2,268                     $ 1,995

OPERATING COSTS AND EXPENSES:
Cost of sales and services                                                              1,762                       1,475
Selling, general and administrative expenses                                               19                          21
                                                                                      -------                     -------

TOTAL OPERATING COSTS AND EXPENSES                                                      1,781                       1,496
                                                                                      -------                     -------

OPERATING INCOME                                                                          487                         499

OTHER INCOME AND (EXPENSE), EXCLUDING BRAZILIAN
  AFFILIATES FOREIGN CURRENCY EFFECTS, EFFECTS OF FAS NO. 133,
  NONRECURRING AND EXTRAORDINARY ITEMS:
Interest expense, net                                                                    (358)                       (339)
Other income                                                                                1                           9
Equity in earnings of affiliates (before income tax)                                      100                         124
                                                                                      -------                     -------

INCOME BEFORE TAXES AND MINORITY INTEREST,
  EXCLUDING BRAZILIAN AFFILIATES FOREIGN CURRENCY EFFECTS, EFFECTS
  OF FAS NO. 133, NONRECURRING AND EXTRAORDINARY ITEMS:                                   230                         293

Income tax provision                                                                       75                          83
Minority interest                                                                           8                          32
                                                                                      -------                     -------

NET INCOME, EXCLUDING BRAZILIAN AFFILIATES FOREIGN
  CURRENCY EFFECTS, EFFECTS OF FAS NO. 133, NONRECURRING
  AND EXTRAORDINARY ITEMS:                                                            $   147                     $   178
                                                                                      =======                     =======

DILUTED EARNINGS PER SHARE, EXCLUDING BRAZILIAN
  AFFILIATES FOREIGN CURRENCY EFFECTS, EFFECTS OF FAS NO. 133,
  NONRECURRING AND EXTRAORDINARY ITEMS:                                               $  0.27                     $  0.35
                                                                                      =======                     =======

Diluted weighted average shares outstanding (in millions)                                 542                         523
                                                                                      =======                     =======




(1) Basis of presentation - This schedule presents, on a proforma basis, the results of operations of AES excluding the aggregate (both subsidiaries and affiliates) Brazilian affiliates foreign currency losses of approximately $81 million after income tax, or $0.15 per share in 2001 and approximately $14 million after income tax, or $0.03 per share in 2000, mark to market losses from FAS No. 133 of approximately $39 million after income tax, or $0.07 per share in 2001 and nonrecurring charges, including transaction and severance costs related to the IPALCO transaction of approximately $24 million after income tax, or $0.04 per share in 2001.

THE AES CORPORATION  ---  SUPPLEMENTAL SCHEDULE (1)

CONSOLIDATED SCHEDULE
(Excluding Brazilian affiliates foreign currency effects, effects of FAS No. 133, nonrecurring and extraordinary items)(1)
FOR THE PERIODS ENDED SEPTEMBER 30, 2001 AND 2000

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     NINE MONTHS              NINE MONTHS
                                                                                        ENDED                    ENDED
($ in millions, except per share amounts)                                             9/30/2001                9/30/2000
----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Sales and services                                                                    $ 7,028                     $ 5,442

OPERATING COSTS AND EXPENSES:
Cost of sales and services                                                              5,437                       4,053
Selling, general and administrative expenses                                               87                          69
                                                                                      -------                     -------

TOTAL OPERATING COSTS AND EXPENSES                                                      5,524                       4,122
                                                                                      -------                     -------

OPERATING INCOME                                                                        1,504                       1,320

OTHER INCOME AND (EXPENSE), EXCLUDING BRAZILIAN
  AFFILIATES FOREIGN CURRENCY EFFECTS, EFFECTS OF FAS NO. 133,
  NONRECURRING  AND EXTRAORDINARY ITEMS:
Interest expense, net                                                                  (1,037)                       (864)
Other income                                                                               18                          26
Equity in earnings of affiliates (before income tax)                                      411                         347
                                                                                      -------                     -------

INCOME BEFORE TAXES AND MINORITY INTEREST,
  EXCLUDING BRAZILIAN AFFILIATES FOREIGN CURRENCY EFFECTS, EFFECTS
  OF FAS NO. 133, NONRECURRING AND EXTRAORDINARY ITEMS:                                   896                         829

Income tax provision                                                                      288                         239
Minority interest                                                                          67                          67
                                                                                      -------                     -------

NET INCOME, EXCLUDING BRAZILIAN AFFILIATES
  FOREIGN CURRENCY EFFECTS, EFFECTS OF FAS NO. 133,
  NONRECURRING AND EXTRAORDINARY ITEMS:                                               $   541                     $   523
                                                                                      =======                     =======

DILUTED EARNINGS PER SHARE, EXCLUDING
  BRAZILIAN AFFILIATES FOREIGN CURRENCY EFFECTS, EFFECTS OF
  FAS NO. 133, NONRECURRING AND EXTRAORDINARY ITEMS:                                  $  1.00                     $  1.06
                                                                                      =======                     =======

Diluted weighted average
  shares outstanding (in millions)                                                        543                         509
                                                                                      =======                     =======




(1) Basis of presentation - This schedule presents, on a proforma basis, the results of operations of AES excluding the aggregate (both subsidiaries and affiliates) Brazilian affiliates foreign currency losses of approximately $187 million after income tax, or $0.35 per share in 2001 and approximately $18 million after income tax, or $0.04 per share in 2000, mark to market losses from FAS No. 133 of approximately $29 million after income tax, or $0.05 per share in 2001, and nonrecurring items, including transaction and severance costs related to the IPALCO acquisition of $85 million after income tax, or $0.16 per share in 2001, the loss on the sale of Power Direct of $20 million after income tax, or $0.03 per share in 2001 and a gain on the sale of an investment held by IPALCO of $73 million after income tax, or $0.15 per share in 2000. This schedule also excludes the extraordinary loss of approximately $7 million incurred during the first quarter of 2000.

                               The AES Corporation
                           Unaudited Supplemental Data
                    For the Quarter Ended September 30, 2001


                                                                2000                                            2001
                                       -----------------------------------------------------          ---------------------------
                                       1ST QTR      2ND QTR    3RD QTR     4TH QTR      YEAR          1ST QTR  2ND QTR.  3RD QTR.
                                       -------      -------    -------     -------      ----          -------  --------  --------
GEOGRAPHIC-% of Total
    NORTH AMERICA
    Revenues                             45%          47%        45%         42%         45%            39%       37%       44%
    EBCIT (1)                            37%          40%        40%         35%         38%            41%       28%       60%

    SOUTH/CENTRAL AMERICA
    Revenues                             24%          27%        33%         35%         30%            38%       42%       38%
    EBCIT                                28%          43%        47%         55%         45%            51%       66%       32%

    EUROPE
    Revenues                             22%          17%        15%         15%         17%            14%       13%       14%
    EBCIT                                26%          9%          7%         6%          11%            7%        1%        5%

    ASIA
    Revenues                              9%          9%          7%         8%          8%             9%        8%        4%
    EBCIT                                 9%          8%          6%         4%          6%             1%        5%        3%

SEGMENTS-% of Total
    GENERATION
    Revenues                             51%          48%        45%         44%         47%            48%       47%       48%
    Operating Margin (2)                 70%          80%        67%         59%         68%            59%       53%       53%
    EBCIT                                69%          60%        51%         37%         52%            42%       23%       39%

    DISTRIBUTION
    Revenues                             49%          52%        55%         56%         53%            52%       53%       52%
    Operating Margin                     30%          20%        33%         41%         32%            41%       47%       47%
    EBCIT                                31%          40%        49%         63%         48%            58%       77%       61%


FINANCIAL HIGHLIGHTS-million $, except Total Assets in billion $

    Revenues                               $1,696      $1,751     $1,995      $2,141      $7,583        $2,545    $2,215    $2,268
    EBCIT                                    $367        $293       $386        $522      $1,568          $459      $394      $343
    Net Income Excluding
      Extraordinary and Other Items (3)      $188        $157       $178        $301        $824          $222      $172      $147
    Total Assets (billions)                   $26         $31        $32         $33         $33           $36       $36       $36
    Deprec./Amort.                           $143        $163       $197        $201        $704          $209      $211      $225
    Parent EBITDA - LTM (4)                  $387        $501       $593        $871        $871          $965    $1,004    $1,160



(1) EBCIT is net income excluding corporate interest, other corporate costs, income taxes, Brazilian affiliates foreign currency effects, effects of FAS No. 133 and nonrecurring items.

(2) Operating Margin is revenues reduced by cost of sales, depreciation and amortization and other operating expenses.

(3) Net Income excludes Brazilian affiliates foreign currency effects, effects of FAS No. 133 and nonrecurring items.

(4) Parent EBITDA - LTM is cash flow earnings distributed to parent less parent operating expenses.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE AES CORPORATION

DATE:  October 26, 2001                            by:  /s/  William R. Luraschi
                                                   Vice President and Secretary